JETBLUE AIRWAYS CORPORATION
AMENDED AND RESTATED
2002 STOCK INCENTIVE PLAN
ARTICLE ONE
GENERAL PROVISIONS
     I. PURPOSE OF THE PLAN
          This Amended and Restated 2002 Stock Incentive Plan is intended to promote the interests of the Corporation by providing eligible persons in the Corporation’s service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.
          Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.
     II. STRUCTURE OF THE PLAN
          A. The Plan shall be divided into six separate equity incentive programs:
(i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,
(ii) the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special option grants,
(iii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),
(iv) the Director Deferred Stock Unit Program under which non-employee Board members shall be granted Deferred Stock Units pursuant to an Award Agreement.
(v) the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special stock option grant, and

(vi) the Restricted Stock Unit Program under which eligible persons may, at the discretion of the Plan Administrator, be granted Restricted Stock Units pursuant to an Award Agreement.
          B. The provisions of Articles One and Eight shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.
     III. ADMINISTRATION OF THE PLAN
          A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant, Stock Issuance Program and Restricted Stock Unit Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant, Stock Issuance Program and Restricted Stock Unit Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any discretionary option grants, stock issuances or Restricted Stock Unit awards for members of the Primary Committee must be authorized by a disinterested majority of the Board.
          B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.
          C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant, Stock Issuance and Restricted Stock Unit Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant, Stock Issuance and Restricted Stock Unit Programs under its jurisdiction or any stock option, stock issuance or Restricted Stock Unit award thereunder.
          D. The Primary Committee shall have the sole and exclusive authority to determine which Section 16 Insiders and other highly compensated Employees shall be eligible for participation in the Salary Investment Option Grant Program for one or more calendar years. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the express terms of that program, and the Primary Committee shall not exercise any discretionary functions with respect to the option grants made under that program.
          E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants, stock issuances or Restricted Stock Unit awards under the Plan.
          F. Administration of the Director Deferred Stock Unit Program and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.
     IV. ELIGIBILITY
          A. The persons eligible to participate in the Discretionary Option Grant, Stock Issuance and Restricted Stock Unit Programs are as follows:
(i) Employees,
(ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and
(iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).
          B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.
          C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding; (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when the issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares; and (iii) with respect to Restricted Stock Unit awards under the Restricted Stock Unit Program, which eligible persons are to receive such awards, the time or times when the awards are to be made, the number of units to be issued to each Participant, the vesting schedule (if any) applicable to the Restricted Stock Units and the consideration for such units.
          D. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program, to effect stock issuances in accordance with the Stock Issuance Program or to grant awards in accordance with the Restricted Stock Unit Program.
          E. All non-employee Board members shall be eligible to participate in the Director Deferred Stock Unit Program.

          F. All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.
     V. STOCK SUBJECT TO THE PLAN
          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 22,376,142. Such reserve shall consist of (i) the number of shares estimated to remain available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation’s stockholders, including the shares subject to outstanding options under the Predecessor Plan, (ii) plus an additional increase of approximately 500,000 shares to be approved by the Corporation’s stockholders prior to the Underwriting Date.
          B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2003, by an amount equal to four percent (4%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 12,150,000 shares.
          C. No one person participating in the Plan may receive stock options, separately exercisable stock appreciation rights, direct stock issuances and Restricted Stock Units for more than 1,000,000 shares of Common Stock in the aggregate per calendar year.
          D. Shares of Common Stock subject to outstanding options (including options transferred to this Plan from the Predecessor Plan) and Restricted Stock Units shall be available for subsequent issuance or award under the Plan to the extent (i) those options or units expire or terminate for any reason prior to exercise or settlement in full or (ii) the options or units are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares or units issued under the Plan and subsequently cancelled or repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants, direct stock issuances or Restricted Stock Unit awards under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance or Restricted Stock Unit under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance or Restricted Stock Unit, and not by the net number of shares of Common Stock issued to the holder of such option, stock issuance or Restricted Stock Unit. Shares of Common Stock underlying one or more stock appreciation rights exercised under Section IV of Article Two, Section III of Article Three, Section II of

Article Five or Section III of Article Six of the Plan shall NOT be available for subsequent issuance under the Plan.
          E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights, direct stock issuances and Restricted Stock Units under the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently made under the Director Deferred Stock Unit Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan, (v) the number and/or class of securities and exercise price per share in effect under each outstanding option transferred to this Plan from the Predecessor Plan and (vi) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section V.B of this Article One. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options and shall be conducted in compliance with Section 409A of the Code. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.
ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM
     I. OPTION TERMS
          Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.
          A. EXERCISE PRICE.
               1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.
               2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Seven and the documents evidencing the option, be payable in one or more of the forms specified below:
(i) cash or check made payable to the Corporation,

(ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or
(iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.
          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.
          B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.
          C. EFFECT OF TERMINATION OF SERVICE.
               1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:
(i) Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.
(ii) Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the Optionee’s designated beneficiary or beneficiaries of that option.
(iii) Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options under this Article Two, then all those options shall terminate immediately and cease to be outstanding.

(iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.
               2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:
(i) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or
(ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.
          D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.
          E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the LOWER of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.
          F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee’s death. Non-Statutory Options shall be subject to the same restriction, except that a Non-Statutory Option may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s family or to a trust established exclusively for one or more such family members or to Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.
     II. INCENTIVE OPTIONS
          The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to the terms of this Section II.
          A. ELIGIBILITY. Incentive Options may only be granted to Employees.
          B. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.
          C. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.
     III. CHANGE IN CONTROL/HOSTILE TAKE-OVER
          A. In the event of a Change in Control, each outstanding option under the Discretionary Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of that Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. However, an outstanding option shall NOT become exercisable on such an accelerated basis if and to the extent: (i) such option is to be assumed by the successor corporation (or parent thereof) or is otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout of that spread in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.
          B. All outstanding repurchase rights under the Discretionary Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of a Change in Control, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.
          C. Immediately following the consummation of the Change in Control, all outstanding options under the Discretionary Option Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.
          D. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, PROVIDED the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year and (iv) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under the Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.
          E. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of a Change in Control, become exercisable for all the shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock, whether or not those options are to be assumed in the Change in Control transaction or otherwise continued in effect. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Option Grant Program so that those rights shall immediately terminate upon the consummation of the Change in Control transaction, and the shares subject to those terminated rights shall thereupon vest in full.
          F. The Plan Administrator shall have full power and authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall become exercisable for all the shares of Common Stock at the time subject to those options in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control transaction in which those options do not otherwise accelerate. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.
          G. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of a Hostile Take-Over, become exercisable for all the shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate automatically upon the consummation of such Hostile Take-Over, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program and the termination of one or more of the Corporation’s outstanding repurchase rights under such program upon the subsequent termination of the Optionee’s Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Hostile Take-Over.
          H. The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take-Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonstatutory Option under the Federal tax laws.
          I. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV. CANCELLATION AND REGRANT OF OPTIONS
          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or a different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.
     V. STOCK APPRECIATION RIGHTS
          A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.
          B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:
(i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.
(ii) No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.
(iii) If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the LATER of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.
          C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

(i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.
(ii) Upon the occurrence of a Hostile Tender-Offer, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Tender-Offer) to surrender each such option to the Corporation. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Tender-Offer Price of the shares of Common Stock at the time subject to such option (whether or not the option is otherwise at that time vested and exercisable for those shares) over (B) the aggregate exercise price payable for those shares. Such cash distribution shall be paid within five (5) days following the option surrender date.
(iii) At the time such limited stock appreciation right is granted, the Plan Administrator shall pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.
ARTICLE THREE
SALARY INVESTMENT OPTION GRANT PROGRAM
     I. OPTION GRANTS
          The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for such calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). Each individual who files such a timely authorization shall automatically be granted an option under the Salary Investment Option Grant Program on the first trading day in January of the calendar year for which the salary reduction is to be in effect.
     II. OPTION TERMS
          Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

          A. EXERCISE PRICE.
               1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.
               2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.
          B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):
               X = A DIVIDED BY (B x 66-2/3%), where
               X is the number of option shares,
               A is the dollar amount by which the Optionee’s base salary is to be reduced for the calendar year pursuant to his or her election under the Salary Investment Option Grant Program, and
               B is the Fair Market Value per share of Common Stock on the option grant date.
          C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee’s completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.
          D. EFFECT OF TERMINATION OF SERVICE. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the EARLIER of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee’s cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the designated beneficiary or beneficiaries of the option. Such right of exercise shall lapse, and the option shall terminate, upon the EARLIER of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee’s cessation of Service. However, the option shall, immediately upon the Optionee’s cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.
     III. CHANGE IN CONTROL/HOSTILE TAKE-OVER/HOSTILE TENDER-OFFER
          A. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction. Any option so assumed or continued shall remain exercisable for the fully vested shares until the EARLIER of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee’s cessation of Service.
          B. In the event of a Hostile Take-Over while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Hostile Take-Over, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. The option shall remain so exercisable until the EARLIEST to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee’s cessation of Service, (iii) the termination of the option in connection with a Change in Control or (iv) the surrender of the option in connection with a Hostile Tender-Offer.
          C. Upon the occurrence of a Hostile Tender-Offer while the Optionee remains in Service, such Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option held by him or her under the Salary Investment Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Tender-Offer Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. The Primary Committee shall, at the time the option with such limited stock appreciation right is granted under the Salary Investment Option Grant Program, pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Primary Committee or the Board shall be required at the time of the actual option surrender and cash distribution.
          D. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the

Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, PROVIDED the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under the Salary Investment Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.
          E. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
     IV. REMAINING TERMS
          The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.
ARTICLE FOUR
STOCK ISSUANCE PROGRAM
     I. STOCK ISSUANCE TERMS
          Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or the satisfaction of specified Service requirements.
          A. PURCHASE PRICE.
               1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.
               2. Subject to the provisions of Section I of Article Seven, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:
(i) cash or check made payable to the Corporation, or

(ii) past services rendered to the Corporation (or any Parent or Subsidiary).
          B. VESTING PROVISIONS.
               1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or the satisfaction of specified Service requirements.
               2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.
               3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.
               4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the LOWER of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares by the applicable clause (i) or (ii) amount.
               5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the

Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.
               6. Outstanding share right awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated performance goals or Service requirements have not been attained or satisfied.
     II. CHANGE IN CONTROL/HOSTILE TAKE-OVER
          A. All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.
          B. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall vest, either immediately upon the effective date of a Change in Control or subsequently upon an Involuntary Termination of the Participant’s Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof) or are otherwise continued in effect.
          C. The Plan Administrator shall also have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, either upon the occurrence of a Hostile Take-Over or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of that Hostile Take-Over.
     III. SHARE ESCROW/LEGENDS
          Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FIVE
AUTOMATIC DIRECTOR DEFERRED STOCK UNIT GRANT PROGRAM
     I. AWARDS
          A. ELIGIBILITY.
     Awards under the Plan shall be made to each new, non-employee member of the Board at the regularly scheduled annual grant date following his or her election to service as a member of the Board on or after May 15, 2008 (a “New Director”) and following the approval of the amendments implementing this revised Article V, and to each existing non-employee director serving on May 15, 2008 and on the relevant grant date (an “Existing Director”) as soon as reasonably practicable upon the adoption of this amendment by the Board and once a year thereafter on a regularly scheduled annual grant date determined in advance by the Board.
          B. ELECTIVE DEFERRAL OF RETAINER PAYMENTS INTO DSUs.
     Commencing with calendar year 2009, awards under the Plan shall be made to Electing Directors (as defined below) on the date on which they otherwise would be entitled to receive a cash payment (the “Cash Payment Date”) in respect of their annual retainer for their services on the Board and, to the extent applicable, on any committees thereof (the “Annual Retainer”), which annual retainer is payable quarterly in arrears. An “Electing Director” is any member of the Board who, with respect to a particular taxable year has made an election to have all or a portion of his or her Annual Retainer for services performed in that taxable year paid in the form of Awards under the Plan, rather than in the form of quarterly cash payments. The deferral election must be in a form approved by the Board and must be delivered to the Board (or a person designated by the Board to receive such election) prior to the end of the preceding taxable year or as otherwise prescribed by law; provided, however, that during the first taxable year during which any member of the Board is eligible to elect to receive Awards under this Section V.I.B, such election shall be made within thirty days of the “Eligibility Date” with respect to services to be performed subsequent to the election but during such first taxable year. With respect to individuals who are members of the Board on November 6, 2008, the Eligibility Date is November 30, 2008; with respect to individuals who become members of the Board after November 6, 2008, the Eligibility Date is the date on which such individual becomes a member of the Board. Notwithstanding the foregoing, with respect to individuals who become members of the Board after November 6, 2008, for a deferral election to be effective with respect to a quarter during the first taxable year in which a member of the Board is eligible to participate hereunder, such election shall be made within 30 days of the Eligibility Date and prior to the start of such quarter, which means that in the case of individuals who become members of the Board on May 1, 2009, the deferral election must be made on or prior to May 30, 2009, in order for such election to be effective with respect to that portion of the Annual Retainer earned during the third quarter of 2009.

          C. TYPES OF AWARDS UNDER THE PROGRAM
     Awards shall be made under this Program in the form of deferred stock units, or DSUs.
          D. AGREEMENTS EVIDENCING AWARDS
     Each award granted under this Program shall be evidenced by a written document, which shall contain provisions and conditions as the Board deems appropriate.
          E. NO RIGHTS AS A STOCKHOLDER
     No grantee of an Award shall have any of the rights of a stockholder of the Corporation with respect to shares of Common Stock subject to an Award until the delivery of the underlying shares. No adjustments shall be made to outstanding Awards for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is prior to the date such shares are delivered.
          F. LIMITED TRANSFERABILITY OF DSUs.
     Each DSU under this Article Five may be assigned in whole or in part during the holder’s lifetime to one or more members of the holder’s family or to a trust established exclusively for one or more such family members or to holder’s former spouse, to the extent such assignment is in connection with holder’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the award pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The holder may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding awards under this Article Five, and those awards shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the holder’s death while holding those awards. Such beneficiary or beneficiaries shall take the transferred awards subject to all the terms and conditions of the applicable agreement evidencing each such transferred award.
     II. GRANT OF DEFERRED STOCK UNITS.
          A. Each non-employee Director shall receive an annual grant of deferred stock units equal to the result of dividing (i) the dollar value of the annual director equity grant as adopted by the Board from time to time by (ii) the Fair Market Value on the date of grant, rounded down to the nearest whole share. A grantee of a deferred stock unit will have only the rights of a general unsecured creditor of the Corporation until delivery of shares of Common Stock, cash or other securities or property is made as specified in the applicable Award Agreement. As soon as practicable following the delivery date specified in the Award Agreement, the grantee of each deferred stock unit not previously forfeited or terminated shall receive one share of Common Stock, or cash, securities or other property equal in value to the

Fair Market Value of a share of Common Stock on the delivery date specified in the Award Agreement or a combination thereof, as specified by the Committee.
          B. On each Cash Payment Date with respect to a taxable year in which a member of the Board is an Electing Director pursuant to Section V.I.B, the Electing Director shall receive a grant of deferred stock units equal to the result of dividing (i) the amount of cash the Electing Director would have received on such Cash Payment Date if he or she had not elected to become an Electing Director by (ii) the Fair Market Value on the date of grant, rounded down to the nearest whole share. A grantee of a deferred stock unit will have only the rights of a general unsecured creditor of the Corporation until delivery of shares of Common Stock, cash or other securities or property is made as specified in the applicable Award Agreement. As soon as practicable following the delivery date specified in the Award Agreement, the grantee of each deferred stock unit not previously forfeited or terminated shall receive one share of Common Stock on the delivery date specified in the Award Agreement.
     III. CHANGE IN CONTROL/HOSTILE TAKE-OVER
          All Deferred Stock Units shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over, and they shall be settled no later than ten (10) business days thereafter.
ARTICLE SIX
DIRECTOR FEE OPTION GRANT PROGRAM
     I. OPTION GRANTS
          The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years for which the Director Fee Option Grant Program is to be in effect. For each such calendar year the program is in effect, each non-employee Board member may irrevocably elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board for that year to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation’s Chief Financial Officer prior to the first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the retainer fee election is in effect.
     II. OPTION TERMS
          Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

          A. EXERCISE PRICE.
               1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.
               2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.
          B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):
               X = A DIVIDED BY (B x 66-2/3%), where
               X is the number of option shares,
               A is the portion of the annual retainer fee subject to the non-employee Board member’s election under this Director Fee Option Grant Program, and
               B is the Fair Market Value per share of Common Stock on the option grant date.
          C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) equal monthly installments upon the Optionee’s completion of each calendar month of Board service during the calendar year for which the retainer fee election is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.
          D. LIMITED TRANSFERABILITY OF OPTIONS. Each option under this Article Six may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s family or to a trust established exclusively for one or more such family members or to Optionee’s former spouse, to the extent such assignment is in connection with Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Six, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

          E. TERMINATION OF BOARD SERVICE. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Director Fee Option Grant Program, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the EARLIER of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Director Fee Option Grant Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.
          F. DEATH OR PERMANENT DISABILITY. Should the Optionee’s service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Director Fee Option Grant Program shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully vested shares until the EARLIER of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. To the extent such option is held by the Optionee at the time of his or death, that option may be exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the designated beneficiary or beneficiaries of such option.
               Should the Optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee’s cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the designated beneficiary or beneficiaries of such option. Such right of exercise shall lapse, and the option shall terminate, upon the EARLIER of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee’s cessation of Board service.
     III. CHANGE IN CONTROL/HOSTILE TAKE-OVER/HOSTILE TENDER-OFFER
          A. In the event of any Change in Control while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction. Any option so assumed or continued shall remain exercisable for the fully vested shares until the EARLIEST to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee’s cessation of Board service or (iii) the surrender of the option in connection with a Hostile Tender-Offer.
          B. In the event of a Hostile Take-Over while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Hostile Take-Over, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. The option shall remain so exercisable until the EARLIEST to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee’s cessation of Board service, (iii) the termination of the option in connection with a Change in Control transaction or (iv) the surrender of the option in connection with a Hostile Tender-Offer.
          C. Upon the occurrence of a Hostile Tender-Offer while the Optionee remains a Board member, such Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option held by him or her under the Director Fee Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Tender-Offer Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.
          D. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, PROVIDED the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under the Director Fee Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.
          E. The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV. REMAINING TERMS
          The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.
ARTICLE SEVEN
RESTRICTED STOCK UNIT PROGRAM
     I. RESTRICTED STOCK UNIT GRANTS
          The Plan Administrator, in its discretion, may grant Restricted Stock Units to eligible persons. A Restricted Stock Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and the applicable Award Agreement, one or more shares of Common Stock. Restricted Stock Units may, among other things, be subject to restrictions on transferability, vesting requirements or other specified circumstances under which they may be canceled. If and when the cancellation provisions lapse, the Restricted Stock Units shall become shares owned by the applicable Participant.
     II. RESTRICTED STOCK UNIT TERMS
          Each Restricted Stock Unit shall be evidenced by an Award Agreement that complies with the terms specified below. Restricted Stock Units may also be awarded under the Restricted Stock Unit Program pursuant to awards that entitle the recipients to receive those Restricted Stock Units upon the attainment of designated performance goals or the satisfaction of specified Service requirements.
     III. VESTING PROVISIONS.
          A. Restricted Stock Units awarded under the Restricted Stock Unit Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon award or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested Restricted Stock Units issued under the Restricted Stock Unit Program shall be determined by the Plan Administrator and incorporated into the Award Agreement.
          B. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) that the Participant may have the right to receive with respect to the Participant’s unvested Restricted Stock Units by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be awarded subject to (i) the same vesting requirements applicable to the Participant’s unvested Restricted Stock Units and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          C. Unless otherwise provided in the Award Agreement, should the Participant cease to remain in Service while holding one or more Restricted Stock Units awarded under the Restricted Stock Unit Program or should the performance objectives not be attained with respect to one or more such unvested Restricted Stock Units, then those Restricted Stock Units shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further rights with respect to those shares.
          D. Outstanding Restricted Stock Unit awards under the Restricted Stock Unit Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained or satisfied. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested Restricted Stock Units which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those units. The waiver shall result in the immediate vesting of the Participant’s interest in the Restricted Stock Units as to which the waiver applies. The waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.
     IV. CHANGE IN CONTROL/HOSTILE TAKE-OVER
          A. All Restricted Stock Units shall immediately vest in full, in the event of any Change in Control, except to the extent (i) the Restricted Stock Units are assumed by the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Award Agreement.
          B. The Plan Administrator shall have the discretionary authority to structure the Restricted Stock Unit Program so that the Restricted Stock Units shall automatically terminate in whole or in part, and the Restricted Stock Units subject to those terminated rights shall vest, either immediately upon the effective date of a Change in Control or subsequently upon an Involuntary Termination of the Participant’s Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control transaction in which the Restricted Stock Units are assumed by the successor corporation (or parent thereof) or are otherwise continued in effect.
          C. The Plan Administrator shall also have the discretionary authority to structure the Restricted Stock Unit Program so that the Restricted Stock Units shall automatically terminate in whole or in part, and the Restricted Stock Units subject to those terminated rights shall immediately vest, either upon the occurrence of a Hostile Take-Over or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of that Hostile Take-Over.

ARTICLE EIGHT
MISCELLANEOUS
     I. FINANCING
          The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares or units issued under the Stock Issuance and Restricted Stock Unit Program by delivering a full-recourse, interest-bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares or units (less the par value of such shares or untis) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share or unit purchase.
     II. TAX WITHHOLDING
          A. The Corporation’s obligation to deliver shares or units of Common Stock upon the exercise of options or the issuance or vesting of such shares or units under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.
          B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares or units of Common Stock under the Plan (other than the options granted or the shares issued under the Director Fee Option Grant Program) with the right to use shares or units of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options or the vesting of their shares or units. Such right may be provided to any such holder in either or both of the following formats:
               STOCK WITHHOLDING: The election to have the Corporation withhold, from the shares or units of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares or units, a portion of those shares or units with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.
               STOCK DELIVERY: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares or units vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share or unit vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

     III. EFFECTIVE DATE AND TERM OF THE PLAN
          A. The Plan shall become effective immediately on the Plan Effective Date. However, the Salary Investment Option Grant Program and the Director Fee Option Grant Program shall not be implemented until such time as the Primary Committee may deem appropriate. Options may be granted under the Discretionary Option Grant at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.
          B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan on the Plan Effective Date shall be transferred to the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so transferred shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such transferred options with respect to their acquisition of shares of Common Stock.
          C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Changes in Control and Hostile Take-Overs, may, in the Plan Administrator’s discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.
          D. The Plan shall terminate upon the EARLIEST to occur of (i) December 31, 2011, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding options and units in connection with a Change in Control. Should the Plan terminate on December 31, 2011, then all option grants and unvested stock issuances and units outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.
     IV. AMENDMENT OF THE PLAN
          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.
          B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock or Restricted Stock Units may be issued under the Stock Issuance and Restricted

Stock Unit Programs that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options or unsettled units granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.
     V. USE OF PROCEEDS
          Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.
     VI. REGULATORY APPROVALS
          A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance or Restricted Stock Units Programs shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.
          B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.
     VII. NO EMPLOYMENT/SERVICE RIGHTS
          Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.
Amended December 2008

APPENDIX
          The following definitions shall be in effect under the Plan:
          “Automatic Director Deferred Stock Unit Grant Program” shall mean the deferred stock unit grant program in effect under Article Five of the Plan.
          “Award Agreement” shall mean an agreement, certificate or other type or form of document or documentation approved by the Primary Committee that sets forth the terms and conditions of a Restricted Stock Unit award. An Award Agreement may be in written, electronic or other media, may be limited to a notation on the books and records of the Corporation, and unless the Primary Committee requires otherwise, need not be signed by a representative of the Corporation or a Participant.
          “Board” shall mean the Corporation’s Board of Directors, as constituted from time to time.
          “Change in Control” shall mean a change in ownership or control of the Corporation effected through any of the following transactions:
(i) a merger, consolidation or other reorganization approved by the Corporation’s stockholders, UNLESS securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction, or
(ii) the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation, or
(iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders;
provided, however, that in no event shall any acquisition by the Corporation or any of its Subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any of its Subsidiaries constitute a Change in Control. Notwithstanding the foregoing, to the extent that the payment or settlement of any award accelerates upon a Change in Control and provides for a “deferral of compensation” within the meaning of Section 409A of the Code, no event set forth herein shall constitute a Change in Control for purposes of the Plan or any Award Agreement unless such event also constitutes a “change in ownership,” “change in effective control,” or “change in the ownership of a substantial portion of the Corporation’s assets” within the meaning of Section 409A of the Code.

               “Code” shall mean the Internal Revenue Code of 1986, as amended, and any applicable rulings and regulations promulgated thereunder.
               “Common Stock” shall mean the Corporation’s common stock.
               “Corporation” shall mean JetBlue Airways Corporation, a Delaware corporation, and corporate successor to all or substantially all of the assets or voting stock of JetBlue Airways Corporation which shall by appropriate action adopt the Plan.
               “Director Fee Option Grant Program” shall mean the special stock option grant in effect for non-employee Board members under Article Six of the Plan.
               “Discretionary Option Grant Program” shall mean the discretionary option grant program in effect under Article Two of the Plan.
               “Employee” shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.
               “Exercise Date” shall mean the date on which the Corporation shall have received written notice of the option exercise.
               “Fair Market Value” per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:
(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in THE WALL STREET JOURNAL. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.
(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in THE WALL STREET JOURNAL. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.
(iii) For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

               “Hostile Take-Over” shall mean a change in ownership or control of the Corporation effected through either of the following transactions:
(i) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination, or
(ii) a Hostile Tender-Offer.
               “Hostile Tender-Offer” shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept.
               “Incentive Option” shall mean an option which satisfies the requirements of Code Section 422.
               “Involuntary Termination” shall mean the termination of the Service of any individual which occurs by reason of:
(i) such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or
(ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent.
               “Misconduct” shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation

(or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.
               “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.
               “Non-Statutory Option” shall mean an option not intended to satisfy the requirements of Code Section 422.
               “Optionee” shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant or Director Fee Option Grant Program.
               “Parent” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
               “Participant” shall mean any person who is issued shares of Common Stock under the Stock Issuance Program or Restricted Stock Units under the Restricted Stock Unit Program.
               “Permanent Disability” or “Permanently Disabled” shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Director Deferred Stock Unit and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. Notwithstanding the foregoing, for purposes of Section 409A of the Code, Disability is deemed to occur when (i) a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) a Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the employer.
               “Plan” shall mean the Corporation’s Amended and Restated 2002 Stock Incentive Plan, as amended from time to time.
               “Plan Administrator” shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant, Stock Issuance Program and Restricted Stock Unit Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

               “Plan Effective Date” shall mean the date the Plan shall become effective and shall be coincident with the Underwriting Date.
               “Predecessor Plan” shall mean the Corporation’s 1999 Stock Option/Stock Issuance Plan in effect immediately prior to the Plan Effective Date hereunder.
               “Primary Committee” shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program solely with respect to the selection of the eligible individuals who may participate in such program.
               “Restricted Stock Unit” shall mean the right to receive one or more Shares in the future granted pursuant to Article Seven of the Plan.
               “Salary Investment Option Grant Program” shall mean the salary investment option grant program in effect under Article Three of the Plan.
               “Secondary Committee” shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.
               “Section 16 Insider” shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.
               “Service” shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.
               “Stock Exchange” shall mean either the American Stock Exchange or the New York Stock Exchange.
               “Stock Issuance Agreement” shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.
               “Stock Issuance Program” shall mean the stock issuance program in effect under Article Four of the Plan.
               “Subsidiary” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
               “Tender-Offer Price” shall mean the GREATER of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Tender-Offer or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Tender-Offer. However, if the surrendered option is an Incentive Option, the Tender-Offer Price shall not exceed the clause (i) price per share.
               “10% Stockholder” shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).
               “Underwriting Agreement” shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.
               “Underwriting Date” shall mean the date on which the Underwriting Agreement is executed and priced in connection with an initial public offering of the Common Stock.
               “Withholding Taxes” shall mean the Federal, state and local income and employment withholding taxes to which the holder of Non-Statutory Options, unvested shares of Common Stock or Restricted Stock Units may become subject in connection with the exercise of those options or the vesting of those shares or units.

JetBlue Airways Corporation
Amended and Restated 2002 Stock Incentive Plan
Director Deferred Stock Unit Award Agreement [FORM]
“Recipient”:
“Date of Award”:
     This Award Agreement, effective as of the Date of Award set forth above, sets forth the grant of deferred stock units (“DSUs”) by JetBlue Airways Corporation, a Delaware corporation (the “Corporation”), to the Recipient named above, pursuant to the provisions of the JetBlue Airways Corporation Amended and Restated 2002 Stock Incentive Plan (the “Plan”). All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein.
     The Recipient understands and agrees that this grant of DSUs is awarded subject to and in accordance with the terms and conditions of the Plan. The Recipient hereby acknowledges the receipt of delivery of a copy of the Plan and the official prospectus for the Plan, both documents enclosed herewith.
     The parties hereto agree as follows:
(A)	Grant of DSUs. The Corporation hereby grants to the Recipient [NUMBER] DSUs, subject to the terms and conditions of the Plan and this Award Agreement. Each DSU represents the unsecured right to receive one share of Common Stock in the future.
(B)	Vesting and Settlement of DSUs.
(1)	One hundred percent (100%) of the DSUs shall be vested as of the Date of Grant.
(2)	Each vested DSU shall be settled through the delivery of one share of Common Stock on the last business day of the sixth month following the date on which your separation from Service occurs (the “Settlement Date”).
(3)	The shares of Common Stock delivered to the Recipient on the Settlement Date shall not be subject to transfer restrictions and shall be fully paid, non-assessable and registered in the Recipient’s name.

(C)	Change in Control. Notwithstanding any provision contained in the Plan or this Award Agreement to the contrary, if, prior to the Settlement Date, a Change in Control or Hostile Take-Over occurs, all DSUs shall settle immediately upon the effective date of the Change in Control.
(D)	Transferability. DSUs are not transferable other than by last will and testament, by the laws of descent and distribution pursuant to a domestic relations order, or as otherwise permitted under the Plan. Further, except as set forth in the Plan, a Recipient’s rights under the Plan shall be exercisable during the Recipient’s lifetime only by the Recipient, or in the event of the Recipient’s legal incapacity, the Recipient’s legal guardian or representative.
(E)	Miscellaneous.
(1)	The Plan provides a complete description of the terms and conditions governing all awards granted thereunder, and is incorporated into this Award Agreement by reference. This Award Agreement and the rights of the Recipient hereunder are subject to the terms and conditions of the Plan, as amended from time to time, and to such rules and regulations as may be adopted under the Plan. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan’s terms shall supersede and replace the conflicting terms of this Award Agreement.
(2)	The Board shall have the right to impose such restrictions on any shares acquired pursuant to DSUs as it deems necessary or advisable under applicable federal securities laws, the rules and regulations of any stock exchange or market upon which such shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such shares. It is expressly understood that the Board is authorized to administer, construe, and make all determinations necessary or appropriate to administer the Plan and this Award Agreement, all of which shall be binding upon the Recipient.
(3)	The Board may at any time, or from time to time, amend or modify the Plan or this Award Agreement at any time; provided, however, that no such amendment or modification shall materially and adversely alter or impair the rights of the Recipient under this Award Agreement, without the Recipient’s written consent.
(4)	If the Corporation determines that any provision of this Award Agreement or the Plan contravenes Section 409A or could cause the Recipient, a beneficiary or any other person to incur any tax, interest or penalties under Section 409A, the Board may, in its sole

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discretion and without the Recipient’s consent, modify such provision in the manner that the Board may reasonably and in good faith determine to be necessary or advisable to comply with Section 409A and/or to avoid the imposition of such tax, interest or penalties. This Section E(4) does not create an obligation on the part of the Board or the Corporation to amend or modify the Plan or this Award Agreement, nor does it guarantee that the DSUs will not be subject to taxes, interest or penalties under Section 409A.
(5)	Delivery of the shares of Common Stock underlying the DSUs upon settlement is subject to the Recipient satisfying all applicable federal, state, local and foreign taxes. The Corporation shall have the power and the right to (i) deduct or withhold from all amounts payable to the Recipient pursuant to the DSUs or otherwise, or (ii) require the Recipient to remit to the Corporation an amount sufficient to satisfy any applicable taxes required by law. Further, the Corporation may permit or require the Recipient to satisfy the tax obligations, in whole or in part, by withholding shares that would otherwise be received upon settlement of the DSUs.
(6)	This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required, or the Board determines are advisable. The Recipient agrees to take all steps the Corporation determines are necessary to comply with all applicable provisions of federal and state securities law in exercising his or her rights under this Award Agreement.
(7)	All obligations of the Corporation under the Plan and this Award Agreement, with respect to the DSUs, shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Corporation.
(8)	Any notice required by the terms of the Plan or this Award Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the mail, by registered or certified mail. Notice to the Corporation shall be delivered to JetBlue Airways Corporation, Legal Department, 118-29 Queens Boulevard, Forest Hills, NY 11375, and to the Recipient at the address that the Recipient has most recently provided to the Corporation; provided, however, that the Corporation may provide

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notices to the Recipient by email, intranet postings or other electronic means that are generally used by the Corporation for communications with its service providers.
(9)	Nothing in the Plan or this Award Agreement should be construed as providing the Recipient with financial, tax, legal or other advice with respect to the DSUs. The Corporation recommends that the Recipient consult with his or her financial, tax, legal and other advisors for advice in connection with the DSUs.
(10)	Nothing in the Plan or this Award Agreement shall confer upon the Recipient any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary retaining the Recipient) or of the Recipient, which rights are hereby expressly reserved by each, to terminate the Recipient’s Service at any time for any reason, with or without cause.
(11)	To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.
(F)	Acceptance of Award. The Recipient acknowledges his or her understanding and acceptance of the terms and conditions of the Plan and this Award Agreement. The Plan and this Award Agreement represents the entire understanding of the parties, and supersedes all prior understandings, with respect to the DSUs. If the Recipient, however, desires to refuse the DSUs, the Recipient must notify the Corporation in writing in accordance with Section E(8) of this Award Agreement no later than 30 days after receipt of this Award Agreement. If the Recipient refuses the DSUs, he or she will not be entitled to any additional compensation or remuneration in replacement of the DSUs. If the Recipient does not refuse the DSUs, the Recipient will be deemed to agree to all of the terms of the Plan and this Award Agreement.
     IN WITNESS WHEREOF, this Award Agreement has been accepted and agreed to by the undersigned.

By:
Name:
Title:

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JetBlue Airways Corporation
Amended and Restated 2002 Stock Incentive Plan
RSU Award Agreement [FORM]
“Participant”:
“Date of Award”: [____________], 200_
     This Award Agreement, effective as of the Date of Award set forth above, sets forth the grant of Restricted Stock Units (“RSUs”) by JetBlue Airways Corporation, a Delaware corporation (the “Company”), to the Participant named above, pursuant to the provisions of the Amended and Restated JetBlue Airways Corporation 2002 Stock Incentive Plan (the “Plan”). All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein.
     Participant understands and agrees that the RSU grant is awarded subject to and in accordance with the terms of the Plan. Participant hereby acknowledges the receipt of electronic delivery of the official prospectus for the Plan located in the documents library and at http://sites.jetblue.com/sites/Finance/StockOptions/default.aspx. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation’s principal offices.
     The parties hereto agree as follows:
(A)	Grant of RSUs. The Company hereby grants to the Participant [NUMBER] RSUs, subject to the terms and conditions of the Plan and this Award Agreement. Each RSU represents the unsecured right to receive one share of Common Stock in the future.
(B)	Vesting and Settlement of RSUs.
(1)	Subject to the Participant’s continued employment with the Company and its Subsidiaries (the “Company Group”), one hundred percent (100%) of the RSUs shall vest in equal installments on each of the first, second and third anniversaries of the Date of Award (the “Vesting Date”). Any unvested RSUs at time of Recipient’s cessation of service will be forfeited.
(2)	Each vested RSU shall be settled through the delivery of one share of Common Stock no later than the last business day of the month in which the Vesting Date occurs (or as soon as administratively practicable thereafter, but in no event later than March 15th of the calendar year immediately following the calendar year in which the vesting date occurs (the “Settlement Date”)).

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(3)	The shares of Common Stock delivered to the Participant on the Settlement Date (or such earlier date determined in accordance with section (C)) shall not be subject to transfer restrictions and shall be fully paid, non-assessable and registered in the Participant’s name.
(C)	Termination of Employment.
If, prior to the Vesting Date, the Participant’s employment with the Company Group terminates for any reason, including Death, Permanent Disability or Involuntary Termination, the unvested RSUs shall be cancelled immediately and the Participant shall immediately forfeit any rights to, and shall not be entitled to receive any payments with respect to, the unvested RSUs.
(D)	Change in Control. Notwithstanding any provision contained in the Plan or this Award Agreement to the contrary, if, prior to the Settlement Date, a Change of Control occurs, the RSUs shall vest and settle immediately upon the effective date of the Change in Control.
(E)	Transferability. RSUs are not transferable other than by last will and testament, by the laws of descent and distribution pursuant to a domestic relations order, or as otherwise permitted under the Plan. Further, except as set forth in the Plan, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant, or in the event of the Participant’s legal incapacity, the Participant’s legal guardian or representative.
(F)	Miscellaneous.
(1)	The Plan provides a complete description of the terms and conditions governing all RSUs granted thereunder. This Award Agreement and the rights of the Participant hereunder are subject to the terms and conditions of the Plan, as amended from time to time, and to such rules and regulations as the Primary Committee and Secondary Committee may adopt for the administration of the Plan. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan’s terms shall supersede and replace the conflicting terms of this Award Agreement.
(2)	The Primary Committee and Secondary Committee shall have the right to impose such restrictions on any shares acquired pursuant to RSUs as it deems necessary or advisable under applicable federal securities laws, the rules and regulations of any stock exchange or market upon which such shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to

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such shares. It is expressly understood that the Primary Committee and Secondary Committee are authorized to administer, construe, and make all determinations necessary or appropriate to administer the Plan and this Award Agreement, all of which shall be binding upon the Participant.
(3)	The Board may at any time, or from time to time, terminate, amend, modify or suspend the Plan, and the Board or the Primary Committee and Secondary Committee may amend or modify this Award Agreement at any time; provided, however, that no termination, amendment, modification or suspension shall materially and adversely alter or impair the rights of the Participant under this Award Agreement, without the Participant’s written consent.
(4)	Payments contemplated with respect to the RSUs are intended to comply with the short-term deferral exemption under Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance promulgated thereunder (“Section 409A”). Notwithstanding the forgoing of any provisions of the Plan or this Award Agreement, if the Company determines that such exemption is not applicable to the RSUs, or any provision of this Award Agreement or the Plan contravenes Section 409A or could cause the Participant to incur any tax, interest or penalties under Section 409A, the Primary Committee and Secondary Committee may, in their sole discretion and without the Participant’s consent, modify such provision to (i) comply with, or avoid being subject to, Section 409A, or to avoid the incurrence of any taxes, interest and penalties under Section 409A, and/or (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the Participant of the applicable provision without materially increasing the cost to the Company or contravening the provisions of Section 409A. This Section F(4) does not create an obligation on the part of the Company to modify the Plan or this Award Agreement and does not guarantee that the RSUs will not be subject to taxes, interest and penalties under Section 409A.
(5)	Delivery of the shares of Common Stock underlying the RSUs upon settlement is subject to the Participant satisfying all applicable federal, state, local and foreign taxes (including the Participant’s FICA obligation). The Company shall have the power and the right to (i) deduct or withhold from all amounts payable to the Participant pursuant to the RSUs or otherwise, or (ii) require the Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes required by law. Further, the Company may permit or require the Participant to satisfy, in

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whole or in part, the tax obligations by withholding shares that would otherwise be received upon settlement of the RSUs.
(6)	This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required, or the Primary Committee and Secondary Committee determine are advisable. The Participant agrees to take all steps the Company determines are necessary to comply with all applicable provisions of federal and state securities law in exercising his or her rights under this Award Agreement.
(7)	All obligations of the Company under the Plan and this Award Agreement, with respect to the Awards, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
(8)	To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

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